UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  December 7, 2007
                                           -------------------


                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)


         California                  0-31525               68-0352144
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(State or other jurisdiction       (Commission           (IRS Employer
     Of incorporation)             File Number)        Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California       95670
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (916) 851-0123
                                                   ----------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) On December 7, 2007, the Registrant, American River Bankshares, accepted the resignation of Gregory Patton, President of American River Bank. Mr. Patton is voluntarily leaving the Company to pursue another employment opportunity. David T. Taber remains the Chief Executive Officer of American River Bankshares and American River Bank. Other than receiving his unpaid salary, vacation and deferred compensation due to him, Mr. Patton was not eligible to receive any current or future benefits under either his Employment Agreement or his Salary Continuation Agreement. Mr. Patton has ninety (90) days to exercise any vested stock options in accordance with the terms of the American River Bankshares Stock Option Plan.

(c)         The Registrant has not yet replaced Mr. Patton.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
December 7, 2007                    Mitchell A. Derenzo, Chief Financial Officer



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